UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
SECURITIES EXCHANGE ACT OF 1934 (Amendment No.       )
Filed by the Registrant    ☑
Filed by a Party other than the Registrant    □
Check the appropriate box:
□    Preliminary Proxy Statement
□    Confidential, for use of the Commission only (as permitted by Rule 14a-6(e)(2))
□    Definitive Proxy Statement
☑    Definitive Additional Materials
□    Soliciting Material Pursuant to Section 240.14a-12
Legacy Reserves LP
(Name of Registrant as Specified in Its Charter)
(Name of Person(s) Filing Proxy Statement if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
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The following letter was sent to certain unitholders beginning on May 3, 2016.

303 W. Wall, Suite 1800
Midland, Texas 79701
IMPORTANT REMINDER: WE NEED YOUR VOTE

May 3, 2016
To Select Limited Partners Who Have Not Voted:
By now, you should have received your proxy statement and proxy card for the 2016 Annual Meeting of Unitholders of Legacy Reserves LP to be held on May 10, 2016 commencing at 10:30 a.m. local time at the Midland Petroleum Club located at 501 W. Wall, Midland, Texas 79701. According to our current records, your units have not yet been voted. Your vote is important to us and our business.
The board of directors of our general partner (the “Board”) has called this Annual Meeting for you to consider and act upon, among other matters, (a) the amendment of a provision of our partnership agreement to clarify the treatment of abstentions and broker non-votes in establishing a quorum and counting votes and to amend certain voting standards for votes of the holders of the Partnership’s securities to provide for a majority of votes cast standard, (b) the amendment of our partnership agreement to provide for a majority of votes cast standard for the approval of an amendment to our partnership agreement by our unitholders and (c) the amendment of our partnership agreement to provide for a majority of votes cast standard for the approval of merger agreements by our unitholders (collectively, the “Amendments”).
The Board unanimously recommends that you approve the Amendments.
The Partnership has a disparate investor base and many investors in master limited partnerships often do not exercise their voting rights and dismiss the unitholder voting process altogether. Our recent experience indicates that a lack of participation in a vote does not equate to disapproval of a proposal. Accordingly, we believe that modifying our voting standards as provided by the Amendments will benefit our investors in several ways: (i) by lowering the threshold of required votes by counting only the votes that have been actually cast in favor or against, rather than also including abstentions and broker non-votes where unitholders, most likely, have dismissed the unitholder voting process entirely, and in doing so, have inadvertently cast a vote against the Board’s recommendation, (ii) by facilitating the voting process to more efficiently effectuate the expressed desires of the Unitholders participating in our votes, and (iii) by saving the Partnership the additional time, effort, and money in order to meet the current voting standard of the Partnership because a substantial percentage of our investors do not participate in the voting process.
Your vote is important to us and our business. Given the compressed timeframe of this follow-up request, we ask that you vote on the internet or by telephone. You will need your 16-digit control number, which appears on the right hand side of the enclosed voting instruction form. If you have questions, please do call your broker or call Morrow & Co. toll free at 800‐662-5200.
The Notice of the 2016 Annual Meeting of Unitholders and proxy statement are available at http://ir.legacylp.com/proxy.cfm and our Annual Report on Form 10-K for the year ended December 31, 2015 is available at http://ir.legacylp.com/annuals.cfm.

Sincerely,

Cary D. Brown Chairman of the Board Legacy Reserves GP, LLC, general partner of Legacy Reserves LP

LEGACY RESERVES LP ANNUAL MEETING TO BE HELD ON 05/10/16 AT 10:30 A.M. CDT
FOR HOLDERS AS OF 03/14/16 * ISSUER CONFIRMATION COPY - INFO ONLY *

3 1-0001

THIS FORM IS PROVIDED FOR INFORMATIONAL PURPOSES ONLY. PLEASE DO NOT USE IT FOR VOTING PURPOSES.

524707205

DIRECTORS

DIRECTORS RECOMMEND: A VOTE FOR ELECTION OF THE FOLLOWING NOMINEES 0010100

1. - 01-CARY D. BROWN,02-KYLE A. MCGRAW,03-DALE A. BROWN,04-G. LARRY LAWRENCE, 05-WILLIAM D. SULLIVAN,06-WILLIAM R. GRANBERRY,07-KYLE D. VANN, 08-PAUL T. HORNE

PROPOSAL(S)	**DIRECTORS RECOMMEND**
2. *- APPROVAL OF AN AMENDMENT TO OUR PARTNERSHIP AGREEMENT RELATING ---->>> TO VOTING STANDARDS FOR VOTES OF THE PARTNERSHIP'S SECURITIES ("VOTING STANDARDS AMENDMENT").	FOR --->>> 0039900
3. *- APPROVAL OF AN AMENDMENT TO OUR PARTNERSHIP AGREEMENT RELATING ---->>> TO VOTING STANDARDS FOR APPROVAL OF AN AMENDMENT TO OUR PARTNERSHIP AGREEMENT ("PARTNERSHIP AGREEMENT AMENDMENT AMENDMENT").	FOR --->>> 0039900
4. *- APPROVAL OF AN AMENDMENT TO OUR PARTNERSHIP AGREEMENT RELATING ---->>> TO VOTING STANDARDS FOR APPROVAL OF MERGER AGREEMENTS UNDER CONSIDERATION BY THE PARTNERSHIP ("MERGER AGREEMENT AMENDMENT").	FOR --->>> 0039900
5. - RATIFICATION OF THE APPOINTMENT OF BDO USA, LLP AS OUR ------------>>> INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2016.	FOR --->>> 0010200

NOTE SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

MATERIALS ELECTION

As of July 1, 2007, SEC rules permit companies to send you a Notice indicating that their proxy materials are available on the Internet and how you can request a mailed copy. Check the box to the right if you want to receive future proxy materials by mail at no cost to you. Even if you do not check the box, you will still have the right to request a free set of proxy materials upon receipt of a Notice. --->>>

VIF11H

FOLD AND DETACH HERE

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD ON 05/10/16 FOR LEGACY RESERVES LP
THE FOLLOWING MATERIAL IS AVAILABLE AT WWW.PROXYVOTE.COM ** I **
- PROXY STATEMENT - ANNUAL REPORT

2 -I -S

DIRECTORS
(MARK "X" FOR ONLY ONE BOX)

X FOR ALL NOMINEES

X WITHHOLD ALL NOMINEES

X WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE. WRITE NUMBER(S) OF NOMINEE(S) BELOW.

USE NUMBER ONLY ____________

000

2. FOR AGN ABS

PLEASE INDICATE YOUR PROPOSAL SELECTION BY FIRMLY PLACING AN "X" IN THE APPROPRIATE NUMBERED BOX WITH BLUE OR BLACK INK X

SEE VOTING INSTRUCTION NO. 2 ON REVERSE

A/C:

524707205

3. FOR AGN ABS

PLACE "X" HERE IF YOU PLAN TO ATTEND AND VOTE YOUR SHARES AT THE MEETING X

P74683

4. FOR AGN ABS

Broadridge™

51 MERCEDES WAY
EDGEWOOD NY 11717

5. FOR AGN ABS

3

3

LEGACY RESERVES LP
ATTN: LEIGH ANN NORTH
303 WEST WALL STREET, SUITE 1800
P.O. BOX 10848
MIDLAND, TX 79701

FOR

FOLD AND DETACH HERE

SIGNATURE(S) ____ / ____ / ____ DATE

Proxy Services
P.O. Box 9175
Farmingdale NY 11735-9852

P.O. Box 9175

WRONG WAY

Fold and Detach Here

Please ensure you fold then detach and retain this portion of the Voting Instruction Form

Fold and Detach Here

VOTING INSTRUCTIONS

TO OUR CLIENTS:

WE HAVE BEEN REQUESTED TO FORWARD TO YOU THE ENCLOSED PROXY MATERIAL RELATIVE TO SECURITIES HELD BY US IN YOUR ACCOUNT BUT NOT REGISTERED IN YOUR NAME. ONLY WE AS THE HOLDER OF RECORD CAN VOTE SUCH SECURITIES. WE SHALL BE PLEASED TO VOTE YOUR SECURITIES IN ACCORDANCE WITH YOUR WISHES, IF YOU WILL EXECUTE THE FORM AND RETURN IT TO US PROMPTLY IN THE ENCLOSED BUSINESS REPLY ENVELOPE. IT IS UNDERSTOOD THAT IF YOU SIGN WITHOUT OTHERWISE MARKING THE FORM YOUR SECURITIES WILL BE VOTED AS RECOMMENDED BY THE BOARD OF DIRECTORS ON ALL MATTERS TO BE CONSIDERED AT THE MEETING.

FOR THIS MEETING, THE EXTENT OF OUR AUTHORITY TO VOTE YOUR SECURITIES IN THE ABSENCE OF YOUR INSTRUCTIONS CAN BE DETERMINED BY REFERRING TO THE APPLICABLE VOTING INSTRUCTION NUMBER INDICATED ON THE FACE OF YOUR FORM.

FOR MARGIN ACCOUNTS, IN THE EVENT YOUR SECURITIES HAVE BEEN LOANED OVER RECORD DATE, THE NUMBER OF SECURITIES WE VOTE ON YOUR BEHALF HAS BEEN OR CAN BE ADJUSTED DOWNWARD.

PLEASE NOTE THAT UNDER A RULE AMENDMENT ADOPTED BY THE NEW YORK STOCK EXCHANGE FOR SHAREHOLDER MEETINGS HELD ON OR AFTER JANUARY 1, 2010, BROKERS ARE NO LONGER ALLOWED TO VOTE SECURITIES HELD IN THEIR CLIENTS' ACCOUNTS ON UNCONTESTED ELECTIONS OF DIRECTORS UNLESS THE CLIENT HAS PROVIDED VOTING INSTRUCTIONS (IT WILL CONTINUE TO BE THE CASE THAT BROKERS CANNOT VOTE THEIR CLIENTS' SECURITIES IN CONTESTED DIRECTOR ELECTIONS). CONSEQUENTLY, IF YOU WANT US TO VOTE YOUR SECURITIES ON YOUR BEHALF ON THE ELECTION OF DIRECTORS, YOU MUST PROVIDE VOTING INSTRUCTIONS TO US. VOTING ON MATTERS PRESENTED AT SHAREHOLDER MEETINGS, PARTICULARLY THE ELECTION OF DIRECTORS IS THE PRIMARY METHOD FOR SHAREHOLDERS TO INFLUENCE THE DIRECTION TAKEN BY A PUBLICLY-TRADED COMPANY. WE URGE YOU TO PARTICIPATE IN THE ELECTION BY RETURNING THE ENCLOSED VOTING INSTRUCTION FORM TO US WITH INSTRUCTIONS AS TO HOW TO VOTE YOUR SECURITIES IN THIS ELECTION.

IF YOUR SECURITIES ARE HELD BY A BROKER WHO IS A MEMBER OF THE NEW YORK STOCK EXCHANGE (NYSE), THE RULES OF THE NYSE WILL GUIDE THE VOTING PROCEDURES. THESE RULES PROVIDE THAT IF INSTRUCTIONS ARE NOT RECEIVED FROM YOU PRIOR TO THE ISSUANCE OF THE FIRST VOTE, THE PROXY MAY BE GIVEN AT DISCRETION OF YOUR BROKER (ON THE TENTH DAY, IF THE MATERIAL WAS MAILED AT LEAST 15 DAYS PRIOR TO THE MEETING DATE OR ON THE FIFTEENTH DAY, IF THE PROXY MATERIAL WAS MAILED 25 DAYS OR MORE PRIOR TO THE MEETING DATE). IN ORDER FOR YOUR BROKER TO EXERCISE THIS DISCRETIONARY AUTHORITY, PROXY MATERIAL WOULD NEED TO HAVE BEEN MAILED AT LEAST 15 DAYS PRIOR TO THE MEETING DATE, AND ONE OR MORE OF THE MATTERS BEFORE THE MEETING MUST BE DEEMED "ROUTINE" IN NATURE ACCORDING TO NYSE GUIDELINES. IF THESE TWO REQUIREMENTS ARE MET AND YOU HAVE NOT COMMUNICATED TO US PRIOR TO THE FIRST VOTE BEING ISSUED, WE MAY VOTE YOUR SECURITIES AT OUR DISCRETION ON ANY MATTERS DEEMED TO BE ROUTINE. WE WILL NEVERTHELESS FOLLOW YOUR INSTRUCTIONS, EVEN IF OUR DISCRETIONARY VOTE HAS ALREADY BEEN GIVEN, PROVIDED YOUR INSTRUCTIONS ARE RECEIVED PRIOR TO THE MEETING DATE.

THE FOLLOWING INSTRUCTIONS PROVIDE SPECIFICS REGARDING THE MEETING FOR WHICH THIS VOTING FORM APPLIES.

INSTRUCTION 1

ALL PROPOSALS FOR THIS MEETING ARE CONSIDERED "ROUTINE". WE WILL VOTE IN OUR DISCRETION ON ALL PROPOSALS, IF YOUR INSTRUCTIONS ARE NOT RECEIVED.

IF YOUR SECURITIES ARE HELD BY A BANK, YOUR SECURITIES CANNOT BE VOTED WITHOUT YOUR SPECIFIC INSTRUCTIONS.

INSTRUCTION 2

IN ORDER FOR YOUR SECURITIES TO BE REPRESENTED AT THE MEETING ON ONE OR MORE MATTERS BEFORE THE MEETING, IT WILL BE NECESSARY FOR US TO HAVE YOUR SPECIFIC VOTING INSTRUCTIONS.

IF YOUR SECURITIES ARE HELD BY A BANK, YOUR SECURITIES CANNOT BE VOTED WITHOUT YOUR SPECIFIC INSTRUCTIONS.

INSTRUCTION 3

IN ORDER FOR YOUR SECURITIES TO BE REPRESENTED AT THE MEETING, IT WILL BE NECESSARY FOR US TO HAVE YOUR SPECIFIC VOTING INSTRUCTIONS.

INSTRUCTION 4

WE HAVE PREVIOUSLY SENT YOU PROXY SOLICITING MATERIAL PERTAINING TO THE MEETING OF SHAREHOLDERS OF THE COMPANY INDICATED. ACCORDING TO OUR LATEST RECORDS, WE HAVE NOT AS OF YET RECEIVED YOUR VOTING INSTRUCTION ON THE MATTERS(S) TO BE CONSIDERED AT THIS MEETING AND THE COMPANY HAS REQUESTED US TO COMMUNICATE WITH YOU IN AN ENDEAVOR TO HAVE YOUR SECURITIES VOTED.

**IF YOU HOLD YOUR SECURITIES THROUGH A CANADIAN BROKER OR BANK, PLEASE BE ADVISED THAT YOU ARE RECEIVING THE VOTING INSTRUCTION FORM AND MEETING MATERIALS, AT THE DIRECTION OF THE ISSUER. EVEN IF YOU HAVE DECLINED TO RECEIVE SECURITY- HOLDER MATERIALS, A REPORTING ISSUER IS REQUIRED TO DELIVER THESE MATERIALS TO YOU. IF YOU HAVE ADVISED YOUR INTERMEDIARY THAT YOU OBJECT TO THE DISCLOSURE OF YOUR BENEFICIAL OWNERSHIP INFORMATION TO THE REPORTING ISSUER, IT IS OUR RESPONSIBILITY TO DELIVER THESE MATERIALS TO YOU ON BEHALF OF THE REPORTING ISSUER.

THESE MATERIALS ARE BEING SENT AT NO COST TO YOU.